Acquisition of joint venture	12 Months Ended
Dec. 31, 2017
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Acquisition of joint venture
6.	Acquisition of joint venture

FLOCKTORY

On March 22, 2017, the Group acquired 82% stake in Flocktory Ltd, non-public company, operating in Russia and Spain. Flocktory Ltd operates through its subsidiaries Flocktory Spain S.L. and FreeAtLast LLC. The Flocktory’s business is primarily focused on the development of automated marketing solutions for the e-commerce, financial, media and travel industries, which are based on data collection and analysis and substantively represents SaaS platform for customer lifecycle management and personalization.

According to the shareholders’ agreement and the articles of association, decisions on relevant activities require unanimous consent of all shareholders. Thus, since the date of acquisition the Group has exercised a joint control over Flocktory Ltd and recognized it as a joint venture accounted for under equity method. Pre-existing relationships between the Group and Flocktory group were not significant.

QIWI entered into call and put option agreements with respect to the remaining 18% stake in Flocktory Ltd. Put option provides right to minority shareholders to sell its remaining shares to QIWI after the acquisition date. Put option becomes exercisable after one year from the acquisition date for 50% of minority shares, after year and a half for 25% of minority shares and after two years form acquisition— remaining 25%. Both call and put options are not exercisable and their fair value equals zero as of the acquisition date and as of December 31, 2017.

The consideration was made by the following:

Cash consideration paid	794
Cash payable for Flocktory’s stock option plan cancelation*	37

Total purchase consideration transferred	831

*	Based on Share purchase agreement (SPA) Qiwi plc is obliged to offer to employee stock option plan (ESOP) participants of Flocktory Ltd cash consideration for cancellation of 504 ESOP rights, 259 of which were cancelled at the date of acquisition (March 22, 2017), 120 to be offered for cancellation – at March 22, 2018, and 125 at March 22, 2019.

The fair value of the identifiable assets and liabilities as of the date of acquisition was:

Fair value
Net assets acquired:
Property and equipment	1
Intangible assets	720
Accounts receivable	26
Cash and cash equivalents	55
Trade and other payables	(21)
Other liabilities	(1)

Total identifiable net assets at fair value	780

Group’s share of net assets (82%)	639

Goodwill arising on acquisition	192

Goodwill related to the joint venture amounted to 192 and is included in the carrying amount of the investment in joint venture.